UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 30, 2014

ENTEGRIS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
129 Concord Road
Billerica, MA 01821
(Address of Principal Executive Offices, including Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On May 1, 2014, Entegris, Inc. (Entegris, or the Company) filed a Current Report on Form 8-K (the Initial Form 8-K) to report the completion of its acquisition of ATMI, Inc. (ATMI) pursuant to an Agreement and Plan of Merger, dated as of February 4, 2014, among the Company, Atomic Merger Corporation (Merger Sub) and ATMI, under which Merger Sub was merged with and into ATMI, with ATMI continuing as the surviving corporation and as a wholly owned subsidiary of the Company.

Pursuant to Instruction 4 to Item 9.01(a), this Amendment No. 1 to the Initial Form 8-K amends and supplements Item 9.01 of the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited consolidated financial statements of ATMI, Inc. as of and for the three years ended December 31, 2013 are incorporated herein by reference (see footnote (1) below).

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements of Entegris, Inc. and ATMI, Inc. as of and for the year ended December 31, 2013 are attached as exhibit 99.2 hereto.

(d)                                 Exhibits

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1(1)	Audited consolidated financial statements of ATMI, Inc. as of and for the three years ended December 31, 2013.
99.2	Unaudited pro forma condensed combined financial statements of Entegris, Inc. and ATMI, Inc. as of and for the year ended December 31, 2013.

(1) The audited consolidated financial statements of ATMI, Inc. as of and for the three years ended December 31, 2013, are incorporated by reference from ATMI, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 7, 2014, file no. 001-16239.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRIS, INC.

	By:	/s/ Gregory B. Graves
Date: June 18, 2014		Gregory B. Graves
Executive Vice President, Chief Financial Officer,
and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1(1)	Audited consolidated financial statements of ATMI, Inc. as of and for the three years ended December 31, 2013.
99.2	Unaudited pro forma condensed combined financial statements of Entegris, Inc. and ATMI, Inc. as of and for the year ended December 31, 2013.

(1) The audited consolidated financial statements of ATMI, Inc. as of and for the three years ended December 31, 2013, are incorporated by reference from ATMI Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 7, 2014, file no. 001-16239.